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                                                                    Exhibit 24.1

                                      WYETH
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of WYETH (the "Company"), in his capacity as set forth below, hereby constitutes and appoints Kenneth J. Martin and Jack O'Connor and each of them as his or her true and lawful attorney and agent, with full power of substitution, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the issuance of $1,020,000,000 Floating Rate Convertible Senior Debentures due 2024 of the Company (the "Debentures"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-3, to be filed with the Securities and Exchange Commission with respect to such Debentures (or to a related Registration Statement on Form S-3 filed pursuant to Rule 462(b) of the Act), to any and all amendments or supplements to such Registration Statements, whether such amendments or supplements are filed before or after the effective date of such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statements; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

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                                                                               2

                  IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 27th day of January, 2004.

                     /s/ Kenneth J. Martin
                  -----------------------------------------
                     Kenneth J. Martin

                     /s/ Paul J. Jones
                  -----------------------------------------
                     Paul J. Jones

                     /s/ Clifford L. Alexander, Jr.
                  -----------------------------------------
                     Clifford L. Alexander, Jr.

                     /s/ Frank A. Bennack, Jr.
                  -----------------------------------------
                     Frank A. Bennack, Jr.

                     /s/ Richard L. Carrion
                  -----------------------------------------
                     Richard L. Carrion

                     /s/ Robert Essner
                  -----------------------------------------
                     Robert Essner

                     /s/ John D. Feerick
                  -----------------------------------------
                     John D. Feerick

                     /s/ John P. Mascotte
                  -----------------------------------------
                     John P. Mascotte

                     /s/ Mary Lake Polan
                  -----------------------------------------
                     Mary Lake Polan

                     /s/ Robert Langer
                  -----------------------------------------
                     Robert Langer


                  -----------------------------------------
                     Ivan G. Seidenberg

                     /s/ Walter V. Shipley
                  -----------------------------------------
                     Walter V. Shipley

                     /s/ John R. Torell III
                  -----------------------------------------
                     John R. Torell III